Exhibit 10.27


                               AMENDMENT NO. 2 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


         This Amendment No. 2 dated as of December 6, 1996 (the
"Amendment") to the Third Amended and Restated Stockholders Rights Agreement dated as of May 29, 1996, as amended by Amendment No. 1 dated as of May 31, 1996 (as heretofore amended, the "Rights Agreement"), is entered into by and among EPIX Medical, Inc., a Delaware corporation (the "Company"), holders of shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred"), and warrants convertible into Series A Preferred, holders of the Company's Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred"), and warrants convertible into Series B Preferred, holders of the Company's Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred"), and warrants convertible into Series C Preferred, holders of the Company's Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred"), and warrants convertible into Series D Preferred, and the holder of the Company's Series E Convertible Preferred Stock, $.01 par value per share ("Series E Preferred") listed on Schedule A to the Rights Agreement. All capitalized words and terms used in this Amendment and not defined herein shall have the respective meanings ascribed to them in the Rights Agreement.

                                   WITNESSETH:

     WHEREAS, the Company has recently changed its name from Metasyn, Inc. to EPIX Medical, Inc.; and

     WHEREAS, the Company has recently increased the number of shares authorized for issuance under its 1992 Equity Incentive Plan.

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the parties hereto agree as follows:

     1. Amendment to Rights Agreement. The Rights Agreement is hereby amended as follows:

     Section 3. Right of First Refusal. That the number "1,749,852" on the 14th line of Section 3(b) is hereby deleted and replaced with "2,299,852".

     2. No Other Amendments. There have been no other changes, modifications or alterations to the Rights Agreement except as amended hereby.

     3. Entire Agreement. The Rights Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     4. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. Headings. The headings of the sections, subsections, and paragraphs of this Amendment have been added for convenience only and shall not be deemed to be a part of this Amendment.


     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                                   EPIX MEDICAL, INC.


                                   By: /s/ Michael D. Webb
                                      ------------------------
                                      Michael D. Webb
                                      President


                                       /s/ Randall B. Lauffer

                                      -------------------------
                                      Randall B. Lauffer

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                             SUMMIT PHARMACEUTICALS
                             INTERNATIONAL CORPORATION


                             By:    /s/  A. Tamai
                                   ---------------------
                             Name:      A. Tamai
                             Title:  President and CEO


                             NIPPON SHOJI KAISHA, LTD.


                             By:    /s/ Kazuhiro Shibata
                                   ----------------------
                             Name:  Kazuhiro Shibata
                             Title: Managing Director

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                   ACCEL IV L.P.


                                   By: Accel IV Associates L.P.,
                                       its General Partner

                                   By:   /s/ Luke Evnin
                                      -------------------------------
                                   Name:  Luke Evnin
                                   Title: General Partner


                                   ACCEL INVESTORS '93 L.P.


                                   By:  /s/ G. Carter Sednaoui
                                      -------------------------------
                                   Name:  G. Carter Sednaoui
                                   Title: General Partner


                                   ACCEL KEIRETSU L.P.


                                   By: Accel Partners & Co., Inc.,
                                       its General Partner


                                   By:  /s/ G. Carter Sednaoui
                                      -------------------------------
                                   Name:  G. Carter Sednaoui
                                   Title: General Partner


                                   ELLMORE C. PATTERSON PARTNERS


                                   By:  /s/ G. Carter Sednaoui
                                      -------------------------------
                                   Name:  G. Carter Sednaoui
                                   Title: General Partner


                                   PROSPER PARTNERS



                                   By:  /s/ G. Carter Sednaoui
                                      -------------------------------
                                   Name:  G. Carter Sednaoui
                                   Title: Attorney-in-Fact

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
           THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                                 *
                                  -------------------------------
                                        Neill H. Brownstein


                                                 *
                                  -------------------------------
                                         G. Felda Hardymon


                                                 *
                                  -------------------------------
                                        Christopher Gabrieli


                                                 *
                                  -------------------------------
                                     Gabrieli Family Foundation


                                                 *
                                  -------------------------------
                                           David J. Cowan


                                                 *
                                  -------------------------------
                                          C. Samantha Chen


                                                 *
                                  -------------------------------
                                         Rachel J. Erickson


                                                 *
                                  -------------------------------
                                         Gautam A. Prakash


                                                 *
                                  -------------------------------
                                          John K. Rodakis


                                                 *
                                  -------------------------------
                                          Rodney A. Cohen


                                                 *
                                  -------------------------------
                                          Richard R. Davis

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
           THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                                 *
                                  -------------------------------
                                          Adam P. Godfrey


                                                 *
                                  -------------------------------
                                         Barbara M. Henagan


                                                 *
                                  -------------------------------
                                       Belisarius Corporation


                                                 *
                                  -------------------------------
                                        Quentin Corporation


                                                 *
                                  -------------------------------
                                         Diane N. McPartlin


                                                 *
                                  -------------------------------
                                            Robi L. Soni


                                                 *
                                  -------------------------------
                                       Robert J. S. Roriston


                                                 *
                                  -------------------------------
                                       Russell D. Sternlicht


                                                 *
                                  -------------------------------
                                         William T. Burgin


                                                 *
                                  -------------------------------
                                     Brimstone Island Co. L.P.


                                                 *
                                  -------------------------------
                                           Michael Barach


                                                 *
                                  -------------------------------
                                            Ravi Mhatre

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
           THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT



                                   * By:  /s/ Robert H. Buescher
                                        -------------------------------
                                     Name: Robert H. Buescher
                                     Title: Attorney-in-Fact


                                          /s/ Robert H. Buescher
                                        -------------------------------
                                        Robert H. Buescher


                                      BESSEMER VENTURE PARTNERS III L.P.


                                        By: Deer III & Co.,
                                            General Partner


                                        By: /s/ Robert H. Buescher
                                           -------------------------------
                                        Name: Robert H. Buescher
                                        Title: General Partner


                                      BVP III SPECIAL SITUATIONS L.P.


                                        By: Deer III & Co.,
                                            General Partner


                                        By: /s/ Robert H. Buescher
                                           -------------------------------
                                        Name: Robert H. Buescher
                                        Title: General Partner

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
           THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                        DOMINION VENTURES, INC.


                                        By: /s/ Randolph Werner
                                        -------------------------------
                                        Name:  Randolph Werner
                                        Title:


                                        DOMINION FUND II


                                        By: /s/ Randolph Werner
                                        -------------------------------
                                        Name:   Randolph Werner
                                        Title:

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
           THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                              ROVENT II LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership, General Partner

                              By: Advent International Corporation, General
                                  Partner

                              By:   /s/ Paal Gisholt
                                   -------------------------------------
                              Name: Paal Gisholt
                              Title: Investment Manager

                              ADVENT PERFORMANCE MATERIALS
                              LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership,
                                  General Partner

                              By: Advent International Corporation, General
                                  Partner

                              By:   /s/ Paal Gisholt
                                   -------------------------------------
                              Name: Paal Gisholt
                              Title: Investment Manager

                              ADWEST LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership,
                                  General Partner

                              By: Advent International Corporation, General
                                  Partner

                              By:   /s/ Paal Gisholt
                                   -------------------------------------
                              Name: Paal Gisholt
                              Title: Investment Manager

                              ADVENT PARTNERS LIMITED
                              PARTNERSHIP

                              By: Advent International Corporation, General
                                  Partner

                              By:   /s/ Paal Gisholt
                                   -------------------------------------
                              Name: Paal Gisholt
                              Title: Investment Manager

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
           THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                              FIDELITY VENTURES, LTD.



                              By: /s/ Neal Yanofsky
                                 ------------------------------------
                              Name: Neal Yanofsky
                              Title: Vice President



                              DAICHII RADIOISOTOPE LABORATORIES, LTD.


                              By:  /s/ Osamu Ikeda
                                 ------------------------------------
                              Name: Osamu Ikeda, M.D.
                              Title: President and Chief Executive Officer